UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                ITEX CORPORATION
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

                                ITEX CORPORATION

                                                  Director Compensation Analysis
                                                April 1, 2001 - January 31, 2003

----------------------------------------------------------------------------------------------------------------------------------
Director                                                             CASH COMPENSATION                       STOCK COMPENSATION
                                                        Annual      Committee   Consulting     Total         Stock     Options****
From April 1 '01 TO July 31, '01                       Retainer*      Fees        Fees**       Cash         Comp***
                                                       ---------------------------------------------------------------------------
Partial Fiscal Year 2001

Elder                                                    6,500         3,500          --      10,000            --        50,000
Dethman                                                  6,500         3,500                  10,000            --        50,000
Bronston                                                 6,500         1,500                   8,000            --        50,000
Harris                                                   6,500         1,500                   8,000            --        50,000
Abraham                                                  6,500                                 6,500            --        50,000
----------------------------------------------------------------------------------------------------------------------------------
SubTotal                                                32,500        10,000          --      42,500            --       250,000

August 1, '01 to July 31, '02
Fiscal Year 2002

Elder                                                   10,000        24,250      22,000      56,250       265,000        15,000
Dethman                                                 10,000        21,250                  31,250       115,000        15,000
Bronston                                                10,000         5,250                  15,250        90,000        15,000
Harris                                                  10,000         4,500                  14,500       115,000        15,000
Abraham                                                 10,000                                10,000       115,000        15,000
----------------------------------------------------------------------------------------------------------------------------------
SubTotal                                                50,000        55,250      22,000     127,250       700,000        75,000

August 1, 02 to January 31, 03
Partial Fiscal Year 2003

Elder                                                   10,001         8,500       2,000      20,501
Dethman                                                 10,001         8,000                  18,001
Bronston                                                10,001         1,500                  11,501
Harris                                                                                            --
Abraham                                                 10,001                                10,001
----------------------------------------------------------------------------------------------------------------------------------
SubTotal                                                40,004        18,000       2,000      60,004            --            --

GRAND TOTAL
From April 1, 2001 to January, 2003

Elder                                                   26,501        36,250      24,000      86,751       265,000        65,000
Dethman                                                 26,501        32,750          --      59,251       115,000        65,000
Bronston                                                26,501         8,250          --      34,751        90,000        65,000
Harris                                                  16,500         6,000          --      22,500       115,000        65,000
Abraham                                                 26,501            --          --      26,501       115,000        65,000
----------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                            122,504        83,250      24,000     229,754       700,000       325,000

-----------------------------------------------------------------------------------------------
Director                                                      TRADE DOLARS        TAX GROSS UP
                                                        Monthly    Consulting   STOCK/TRADE $'s
From April 1 '01 TO July 31, '01                        Retainer   Fees*****
                                                      -----------------------------------------
Partial Fiscal Year 2001

Elder                                                    4,000                         --
Dethman                                                                                --
Bronston                                                 4,000                         --
Harris                                                   4,000                         --
Abraham                                                  4,000           --            --
-----------------------------------------------------------------------------------------------
SubTotal                                                16,000           --            --

August 1, '01 to July 31, '02
Fiscal Year 2002

Elder                                                   12,000                     14,310
Dethman                                                                             2,544
Bronston                                                12,000                     10,450
Harris                                                  12,000                      7,950
Abraham                                                 12,000       60,000         7,950
-----------------------------------------------------------------------------------------------
SubTotal                                                48,000       60,000        43,204

August 1, 02 to January 31, 03
Partial Fiscal Year 2003

Elder                                                    6,000                      3,180
Dethman                                                                                --
Bronston                                                 6,000                      3,180
Harris                                                      --
Abraham                                                  6,000           --         3,180
-----------------------------------------------------------------------------------------------
SubTotal                                                18,000           --         9,540

GRAND TOTAL
From April 1, 2001 to January, 2003

Elder                                                   22,000           --        17,490
Dethman                                                                             2,544
Bronston                                                22,000                     13,630
Harris                                                  16,000           --         7,950
Abraham                                                 22,000       60,000        11,130
-----------------------------------------------------------------------------------------------
GRAND TOTAL                                             82,000       60,000        52,744

FOOTNOTES

* Until the recent change in Director Compensation policies, Directors were entitled to an annual retainer of $20,000 per year, plus $750 per committee meeting, $1,000 per meeting for committee chairs. Committee fees do not apply to the Executive Committee. For FY 2002 and 2003, the then Directors elected to take half the retainer in cash, the remainder in stock, valued at then market rates, to conserve cash.

** Mr. Elder was paid consulting fees to cover various corporate responsibilities as non-Executive Chairman of the Board at the rate of $2,000 per month. These consulting fees were terminated effective September 1, 2002.

*** Includes annual grant of 5,000 shares, which was terminated effective 1/1/03. Also includes one half of annual retainer paid in stock, in lieu of cash. Also includes with respect to Mr. Elder committee fees, particularly with respect to the Special Committee, paid in stock at then market values in lieu of cash.

**** Directors received a one-time grant of 50,000 options upon election to the Board in April 2001. Until the recent change in Director compensation policies, Directors were also entitled to an annual grant of 15,000 options. The annual grants have been discontinued.

***** Represents fees for consulting services rendered prior to becoming a Director.